SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



                Date of Report (Date of Earliest event reported):
                                  May 28, 1998


                             FUN TYME CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)


New York                           O-27542                    11-3157259
State of                           Commission File            IRS Employer
Incorporation                      Number.                    Identification No.


                                 290 Wild Avenue
                             Staten Island, NY 10314
                     Address of principal executive offices

        Registrant's telephone number, including area code (718) 761-6100


                                      None
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         On May 28, 1998, the Registrant entered into a stock purchase agreement (the "Acquisition") with Play Co. Capital Corp., a Delaware corporation, BBS Holdings, LLC ("BBS Holdings"), a limited liability company organized under the laws of the state of Delaware, the members of BBS Holdings, Anthony DiMatteo, an individual residing at 110H Dinsmore Street, Staten Island, New York 10341 ("DiMatteo") and LD Trust, a trust formed under the laws of the state of Delaware, CAT L.L.C., a limited liability company and RICH L.L.C., a limited liability company, whereby, BBS Holdings acquired an aggregate of 8,152,000 shares or approximately 81.6% of Registrant's common stock, par value $.001 per share (the "Common Stock"), of which Registrant issued 7,230,000 shares directly to BBS Holdings in exchange for all of the outstanding shares of Play Co. Capital Corp. ("PCC"). Simultaneously therewith, CAT L.L.C and RICH L.L.C transferred an aggregate of 922,000 shares of Registrant's Common Stock to BBS Holdings for a 20% ownership interest therein.

         PCC owns a 50% interest in Prestige Fine Jewelry, L.L.C., a Delaware limited liability company and owns the right under a purchase agreement to purchase Cortina Valley Ski Resort and all personal and real property included therein.

         Prior to the exchange of shares in the Acquisition, Daniel Catalfumo and Richard Rosso each transferred 461,000 shares of the Registrant's Common Stock to CAT L.L.C. and RICH L.L.C., respectively, companies owned by Daniel Catalfumo and Richard Rosso, Officers of the Registrant, respectively.

         Presently, inclusive of the shares issued in the acquisition, there are 9,991,965 shares of Registrant's Common Stock outstanding, of which BBS Holdings owns 8,152,000 or approximately 81.6%, whereby, Registrant has become a subsidiary of BBS Holdings and PCC has become a wholly owned subsidiary of the Registrant.

         In December 1997, the Company entered into a consulting agreement with Herbert P. Marks and Russell C. Murawski to provide financial and management advice and counsel to the Company. Through June 15, 1998, the Company compensated Messrs. Marks and Murawski $45,000 and $9,182, respectively, under the agreement. Subsequent to the agreement and in connection with the Acquisition, Messrs. Marks and Murawski were named as Executive Officers of the Company, and accordingly, the consulting agreement was terminated, effective June 1998. Beginning July 1998, the Company will commence compensating Messrs. Marks and Murawski as Executive Officers of the Company.

         In conjunction with the Acquisition, the Registrant's Board of Directors was expanded from three members to four members, and a vacancy on the board was filled. The executive Officers and Directors of the Company are as follows:

         NAME                               AGE               POSITION

         Herbert  P. Marks                  66                President and Director

         Russell C. Murawski                49                Chief Financial Officer and Treasurer

         Daniel Catalfumo                   41                Chief Operating Officer and Director

         Anthony DiMatteo                   47                Executive Vice President of Sales
                                                              and Marketing and Director

         Richard Rosso                      41                Executive Vice President of Entertainment and Secretary and Director

     All Directors hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Executive Officers are elected annually by the Board of Directors, serve at the discretion of the Board of Directors, and hold office until their successors are duly elected and qualified. Vacancies on the Board of Directors may be filled by the remaining Directors.

     Herbert P. Marks was elected as a Director and appointed as president and Chief Executive Officer of the Company in May 1998. Since March 1997, Mr. Marks has run The Marks Group, L.L.C. a firm created by Mr. Marks to offer consulting services to lending institutions and businesses. The services offered by The Marks Group, L.L.C. include financial and management consulting, loan restructuring and placement, cash control, asset liquidation, collateral evaluations, asset monitoring support, on-site field examinations, and the liquidation of assets securing loans. From July 1993 to March 1997 Mr. Marks was the Director of Marketing in charge of new business development for Century Business Credit Corp. Mr. Marks shall devote 90% of his business time to the affairs of the Company.

     Russell C. Murawski was appointed Chief Financial Officer and Treasurer in May 1998. Since 1993, Mr. Murawski has been President of Princeton Business Consultants, Inc., a capital, banking, and financial consulting company, which he founded. Mr. Murawski shall devote 90% of his business time to the affairs of the Company.

     Daniel Catalfumo has been a Director of the Company since its inception in 1993. From the Company's inception until May 1998, he was also the Company's Chief Executive Officer and President. In May 1998, upon the appointment of Herbert P. Marks as President, Mr. Catalfumo was named Chief Operating Officer and Executive Vice President. From 1982 to November 1994, Mr. Catalfumo was the sole shareholder, Officer, and Director of Professional Tile Contracting Co., a tile contracting company located in Brooklyn, New York.

     Anthony DiMatteo was elected as a director of the Company and appointed Executive Vice President of Sales and Marketing in May 1998. Since 1972, Mr. DiMatteo served as Executive Vice President of Sales and Marketing for Four Color Litho, Inc., a lithograph plating facility servicing the financial and commercial printing community of New York and New Jersey. From 1992 to 1995, Mr. DiMatteo served as a director of Leadville Milling & Mining Corp., a Colorado based gold and silver mining company. Mr. DiMatteo voluntarily resigned his directorship in 1995. Mr. DiMatteo shall devote 90% of his business time to the affairs of the Company.

     Richard Rosso has been the Secretary and a Director of the Company since its inception in 1993. From the Company's inception until May 1998, he was also Treasurer. In May 1998 he was appointed Executive Vice President of Entertainment and Administrative Coordinator. From 1983 to November 1994, Mr. Rosso was the owner of Dynamic Dental Labs located in Brooklyn, New York. Mr. Rosso operated Dynamic Dental Labs, which serviced over 1,000 area dentists for over ten years.

     The following table sets forth certain information upon the consummation of the Acquisition, with respect to the beneficial ownership of Common Stock held by (i) each person known by the Registrant to be the owner of 5% or more of the outstanding Common Stock; (ii) by each Director; and (iii) by all Officers and Directors as a group. Except as otherwise indicated below, each named beneficial owner has sole voting and investment power with respect to the shares of Common Stock listed:

Title             Name and Address                                  Amount and Nature               Percentage of
of Class          of Beneficial Owner                               of Beneficial Ownership (1)     Class (2)
--------          -------------------                               ---------------------------     ---------

common            Daniel Catalfumo (3)                              151,365                         1.5%
stock             c/o Fun Tyme Concepts, Inc.
                  290 Wild Avenue
                  Staten Island, New York 10314

common            Richard Rosso (4)                                   6,278                         *
stock             c/o Fun Tyme Concepts, Inc.
                  290 Wild Avenue
                  Staten Island, New York 10314

common            Herb Marks                                              0                         *
stock             c/o Fun Tyme Concepts, Inc.
                  290 Wild Avenue
                  Staten Island, New York 10314

common            Anthony DiMatteo (5)                                    0                         *
stock             c/o Fun Tyme Concepts, Inc.
                  290 Wild Avenue
                  Staten Island, New York 10314

common            BBS Holdings, LLC (6)                           8,152,000                        81.6%
stock             c/o Fun Tyme Concepts, Inc.
                  290 Wild Avenue
                  Staten Island, New York 10314

common            All Officers and Directors                        157,643                         1.6%
stock                                         as a group (5 persons) (1)-(5)
----------------------------------------------------------------------------
*        Less than 1%


(footnotes from previous page)

     (1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants, are deemed outstanding in determining the number of shares beneficially owned by such person or group.

     (2) The "Percentage Beneficially Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Common Stock of the Company, and (ii) the number of shares of Common Stock that such person has the right to acquire within 60 days, whether by exercise of options or warrants. The "Percentage Beneficially Owned" does not reflect shares beneficially owned by virtue of the right of any person, other than the person named and affiliates of the person, to acquire them within 60 days, whether by exercise of options or warrants.

     (3) Includes an aggregate of 151,365 shares of Common Stock owned by members of Mr. Catalfumo's family, of which Mr. Catalfumo disclaims beneficial ownership. Does not include the shares owned by BBS Holdings, in which a trust of which Mr.Catalfumo is the trustee and his family is the beneficiary, owns a 10% interest.

     (4) Includes 6,278 shares of Common Stock owned by Mr. Rosso's parents, of which Mr. Rosso disclaims beneficial ownership. Does not include the shares owned by BBS Holdings, in which a trust of which Mr. Rosso is the trustee and his family is the beneficiary, owns a 10% interest.

     (5) Mr. DiMatteo owns 20% of BBS Holdings, the majority stockholder of the Company.

     (6) Messrs. Catalfumo, Rosso & DiMatteo are managers of BBS Holdings, of which Messrs. Catalfumo and Rosso represent trusts in which they are the trustees.



Item 2. Acquisition or Disposition of Assets

         On May 28, 1998, in connection with the Acquisition, the Registrant acquired 100% of PCC, and simultaneously, BBS Holdings acquired approximately 81.6% of the outstanding shares of Registrant. PCC owns (i) a 50% interest in Prestige Fine Jewelry, LLC ("Prestige"), and (ii) all rights, title, and interest to a contract (the "Contract") to purchase a lease and certain real and personal property incorporated in the Cortina Valley Ski Resort in Haines Falls, New York ("Cortina").

         Prestige was formed on April 6, 1998 to become the exclusive marketing arm for a jewelry, primarily gold, manufacturing business named Prestige Chain, Inc. ("PCI"), which has its manufacturing facilities in Long Island City, New York. In May 1998, Prestige entered into an exclusive sales agreement with PCI, whereby, PCI does the manufacturing of the jewelry and Prestige is the exclusive sales agent. PCI receives agreed upon prices per piece manufactured and may fund at time raw materials used by Prestige in its manufacturing. In June 1998, Prestige entered in a non-exclusive sales agreement with J.K. Limited, Inc. ("JK"), an unaffiliated party, granting JK certain rights to solicit the sale of jewelry, primarily gold to certain large chain store retailers. The agreement requires JK to meet certain sales quotes in order to maintain its rights under the agreement.

         In January  1998,  PCC  acquired  the  rights to a contract  to acquire
Cortina, an existing but non-operating ski resort in upstate New York. The contract includes the purchase of rights under a lease agreement, inclusive of the ownership of certain real property. In addition, the purchase contract includes the rights to all buildings, ski lifts, and other personal property incorporated in the ski resort. The contract originally provided for a closing prior to or on July 1, 1998, however, in June 1998, this was extended to July 15, 1998. If the purchase has not consummated by such date, the purchase agreement shall terminate. The Company, through a wholly-owned subsidiary, ER of Tannersville, Inc., is currently seeking the funding to consummate the purchase Cortina.

         Since the Acquisition of PCC and certain other concurrent transactions resulted in the transfer of an approximate 81.6% controlling interest in the Registrant to BBS Holdings, the Acquisition will be treated as a purchase business combination, effective May 28, 1998, that will be accounted for as a "reverse acquisition" in which the Registrant shall be the legal acquirer and PCC will be accounting acquirer. Accordingly, the assets and liabilities of PCC will be accounted for at their historical carrying values and the assets and liabilities of the Registrant will be valued at their fair values with the excess of BBS Holdings' cost over the fair value of the Registrant's assets, if any, allocated to goodwill.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a) Financial Statements of business being acquired. Shall be filed by amendment.

     (b) Pro Forma Financial Information. Shall be filed by amendment.

     (c) Exhibits. The following exhibits are filed herewith pursuant to Item 601 of Regulation S-B of the Securities Act of 1933, as amended, except those exhibits designated with an asterisk (*), which were previously filed with the Form 8-K filed with the Securities and Exchange Commission on June 12, 1998, and those designated with two asterisks (**) which shall be filed in paper format under Form SE.

10.25 *           Stock Purchase Agreement among Fun Tyme Concepts, Inc.; Play Co. Capital Corp.; BBS Holdings, LLC; the Members of
                    BBS Holdings, LLC; Cat LLC; and Rich LLC. (Previously filed as Exhibit 10.5 in the Company's Form 8-K filed June
                    12, 1998).
10.26 *           Operating Agreement of Prestige Fine Jewelry LLC. (Previously filed as Exhibit 10.6 in the Company's Form 8-K filed June 12, 1998).
10.27             Exclusive Sales Agreement between Prestige Fine Jewelry LLC and Prestige Chain, Inc. (Previously referred to as
                    Exhibit 10.7 in the Company's Form 8-K filed June 12, 1998).
10.28             Sales Agreement between Prestige Fine Jewelry LLC and J.K. Limited, Inc. (Previously referred to as Exhibit 10.8 in the Company's Form 8-K filed June 12, 1998).
10.29 **          Contract to purchase Cortina Mountain Ski Resort. (Previously referred to as Exhibit 10.9 in the Company's Form
                    8-K filed June 12, 1998).
10.30             Attorney representation confirming modification of Contract to purchase Cortina Mountain Ski Resort.


                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized on the 7th day of July, 1998.



                                         FUN TYME CONCEPTS, INC.




                                    By:  /s/ Herbert P. Marks
                                         Herbert P. Marks
                                         President



                                    By:  /s/ Russell C. Murawski
                                         Russell C. Murawski
                                         Chief Financial Officer